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                    CERTIFICATION  OF  CHIEF  FINANCIAL  OFFICER
                                   PURSUANT  TO
                             18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


I, Rodger Brulotte, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Studio Bromont, Inc. for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sudio Bromont, Inc.


                                         By:        /s/  Rodger  Brulotte
                                                    -----------------------

                                         Name:      Rodger  Brulotte

                                         Title:     CHIEF  EXECUTIVE OFFICER AND
                                                    CHIEF  FINANCIAL  OFFICER

                                         Date:      May  16,  2003